UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

  Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2011
THORATEC CORPORATION
(Exact name of registrant as specified in its charter)

California
(State of Other Jurisdiction of Incorporation)

000-49798	94-2340464
(Commission File Number)	(IRS Employer Identification Number)

6035 Stoneridge Drive
Pleasanton, California 94588
(Address of principal executive offices including zip code)
(925) 847-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 14, 2011, Thoratec Corporation issued a press release announcing a program to repurchase up to $100 million in shares of its common stock. The press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

No.	Exhibit
99.1	Press Release of Thoratec Corporation, dated February 14, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of February 14, 2011

THORATEC CORPORATION

By:	/s/ David Smith
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Thoratec Corporation, dated February 14, 2011.